UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2009

SOUND REVOLUTION INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

Commission File Number: 333-118398

925 West Georgia Street, Suite 1820
Vancouver, British Columbia
Canada V6C 3L2
(Address of principal executive offices)

604.728.2522
(Registrant’s telephone number, including area code)

_________________________________
(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Items

On April 10, 2009 the respective shareholders of Sound Revolution Inc. (the “Company”) and On4 Communications, Inc. approved the amended merger agreement between the two companies entered into on April 7, 2009 and reported by the Company on a Current Report on Form 8-K on April 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2009	Sound Revolution Inc.
(Registrant)

By:	/s/ Penny Green
Penny Green
President, Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, Treasurer, Secretary